UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 15, 2004

                                 _______________


                             MSW Energy Holdings LLC
                        (Exact name of each registrant as
                            specified in its charter)




          Delaware                  0001261679                14-1873119
(State or other jurisdiction   Commission File Number       (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)



                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:  800-727-3835

Item 2.02. Results of Operations and Financial Condition

On November 15, 2004, MSW Energy Holdings LLC issued a press release disclosing earnings results for the quarter ended September 30, 2004. A copy of the press release is filed as Exhibit 99.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MSW ENERGY HOLDINGS LLC

                                           By: /s/ Michael J. Gruppuso
                                               ---------------------------------
                                               Michael J. Gruppuso
                                               Chief Financial Officer

                                           Date: November 15, 2004
                                                 -------------------------------